EXHIBIT 4.1
                       [SPECIMEN COMMON STOCK CERTIFICATE]

                         INCORPORATED UNDER THE LAWS OF
                             STATE OF NORTH CAROLINA



NUMBER                                                                 SHARES


                            CAPITAL BANK CORPORATION

                                  Common Stock
                             No Par Value Per Share


This Certifies that     SPECIMEN     is the owner of
                    ---------------                  ---------------------------
 Shares  of the Capital Stock of

                            Capital Bank Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this__________day of_________ , A.D. 19__



______________________________                  ________________________________
President                                       Secretary

                            CAPITAL BANK CORPORATION

                                   Certificate
                                       for
                                     -------
                                     Shares
                                       of
                                  Capital Stock
                                    Issued To
                                    SPECIMEN
                                      Dated
                                 --------------


      For Value Received, ________ hereby sell, assign and transfer unto _______ _________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________

________________________________________________________________________________
 to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated ________________ 19 ___

      In the presence of



___________________________________               ______________________________